EXHIBIT 23.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          We  hereby  consent  to  the   incorporation   by  reference  in  this
Registration Statement on Form S-8 of our report dated February 26, 1999 relating to the financial statements of Cylink Corporation, which appears in Cylink Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.



/s/ PricewaterhouseCoopers LLP
------------------------------

PRICE WATERHOUSECOOPERS LLP

San Jose, California

July 11, 2000